RUBY CREEK
RESOURCES

750 3rd Ave., 11th Floor
New York, NY USA 10017
+1.212.679.5711
www.rubycreekresources.com

6th Floor, Amani Place, Ohio St.
Dar es Salaam, Tanzania
+255.774.634.777
info@rubycreekresources.com

Purchase Agreement

Between

Ruby Creek Resources, Inc.

And

Gold Standard Ltd

And

Gold Standard Tanzania Ltd.

For Equipment

dated January 11, 2011

RUBY CREEK RESOURCES

750 3rd Ave., 11th Floor
New York, NY USA 10017
+1.212.679.5711
www.rubycreekresources.com

6th Floor, Amani Place, Ohio St.
Dar es Salaam, Tanzania
+255.774.634.777
info@rubycreekresources.com

Ruby Creek and Gold Standard Equipment Purchase Agreement

This Purchase Agreement, dated January 11, 2011, is made amongst;

Ruby Creek Resources, Inc., a Nevada Corporation,
whose address is 750 3rd Ave, 11th Floor, New York, New York, 10017,

Gold Standard Ltd., a private limited liability Cayman Islands Company,
whose address is PO Box 131, Grand Cayman KY1-1801, Cayman Islands, and

Gold Standard Tanzania Ltd., a private limited liability Tanzanian Company,
whose address is PO Box 33444, Dar es Salaam, Tanzania,

Collectively "the Parties",

For the Purchase of Equipment located in Tanzania.

Whereas;

A. Gold Standard Ltd. ("GSGC") and Gold Standard Tanzania Ltd. ("GSTz") are the owners of certain Equipment (the "Mining Equipment") located in Tanzania, the details of which are given in the attached Schedules; and

B. Gold Standard Tanzania Ltd. is 95% owned by Gold Standard Ltd. Gold Standard Ltd. and Gold Standard Tanzania Ltd. have the legal right and authority to sell and deal with the Mining Equipment; and

C. Ruby Creek Resources, Inc. ("Ruby Creek") is developing a Project in the south of Tanzania known as the Gold Plateau Project; and

D. Gold Standard Ltd. and Gold Standard Tanzania Ltd. desire to sell the Mining Equipment to Ruby Creek and Ruby Creek desires to purchase the Mining Equipment from Gold Standard Ltd. and Gold Standard Tanzania Ltd.; and

E. The Parties enter into this Purchase Agreement with the intention that this transaction will formally close within thirty (30) days but no later than ninety (90) days from the date hereof, that it will be subject to due diligence to be conducted by the Parties, the execution of definitive agreements required by counsel, the filing of notices and the obtaining consents and approvals from any taxing and regulating authorities where required.

RUBY CREEK RESOURCES

750 3rd Ave., 11th Floor
New York, NY USA 10017
+1.212.679.5711
www.rubycreekresources.com

6th Floor, Amani Place, Ohio St.
Dar es Salaam, Tanzania
+255.774.634.777
info@rubycreekresources.com

Now Therefore the Parties agree as follows;

1. Purchase Price
   Ruby Creek will pay a Purchase Price of US$1,500,000 to acquire all rights, title and interest in the Mining Equipment to be paid as follows:
   a. A deposit of US$50,000 paid within five (5) business days of execution of this Purchase Agreement;
      i. This deposit of US$50,000 shall be non-refundable in return for Ruby Creek acquiring the use of the Equipment until Closing.
   b. US$200,000 paid at the end of the due diligence period;
   c. US$250,000 paid at Closing;
   d. And an 8% US$1,000,000 Convertible Debenture (the "Note") issued at Closing;
      i. Term of the Note: 18 months to maturity,
      ii. Payments: Payments shall commence six (6) months after the Closing date, and the Note shall be amortized in three (3) equal semi-annual installments, plus accrued interest on the declining balance,
      iii. Conversion to common shares of Ruby Creek: GSGC may elect to receive any portion of each payment of principal and/or interest under the Note in cash or in restricted common shares of Ruby Creek at US$0.50. GSGC shall provide fifteen (15) business days advance notice in writing to Ruby Creek of its intention to convert,
      iv. Acceleration of Conversion by GSGC: GSGC may elect to accelerate this conversion under terms and limitations to be defined,
      v. Prepayment of Note by Ruby Creek: Ruby Creek may elect to prepay this Note at any time. Ruby Creek shall provide thirty (30) business days advance notice in writing to GSGC of its intention to prepay,
      vi. The conversion and prepayment terms of the Note are intended to include appropriate terms to protect Ruby Creek from any disruption in its financing activities, in the opinion of third party independent financing parties.

RJM

2. Closing and Closing Documents
   It is understood that that this transaction is intended to formally Close within thirty (30) days but no later than ninety (90) days from the date hereof subject to the completion of any due diligence to be conducted by the Parties, the execution of definitive agreements required by counsel, the filing of notices and the obtaining consents and approvals from any taxing and regulating authorities where required.

ATJ

RUBY CREEK
RESOURCES

750 3rd Ave., 11th Floor
New York, NY USA 10017
+1.212.679.5711
www.rubycreekresources.com

6th Floor, Amani Place, Ohio St.
Dar es Salaam, Tanzania
+255.774.634.777
info@rubycreekresources.com

3. Deposit and Use of Equipment
   The deposit of US$50,000 will be paid and shall be non-refundable in return for Ruby Creek acquiring the use of the Equipment until Closing.

4. Ruby Creek Representations and Warranties
   a. Ruby Creek has the legal right and authority to deal for and purchase the Mining Equipment;
   b. Ruby Creek will remain in good standing in its state of domicile;
   c. Ruby Creek will remain current in its filings with the Securities and Exchange Commission;
   d. Ruby Creek shall be responsible for the care and security of the Equipment shall maintain the Equipment in the condition that it was received until the date of Closing

5. GSGC and GSTz Representations and Warranties
   a. Gold Standard Ltd. and Gold Standard Tanzania Ltd. have the legal right, title and authority to sell and deal with the Mining Equipment;
   b. The Mining Equipment is unencumbered;
   c. Equipment that is currently operable will remain operable through Closing.

6. Additional Terms
   a. Confidentiality
      i. As a public company and SEC reporting Issuer, Ruby Creek will required to disclose the Terms of this Agreement. For corporate competitive reasons, Ruby Creek will make efforts to minimize the amount of disclosure it is required to make.
      ii. Any public announcements of this Purchase Agreement shall be approved in advance by the other party; Robert Moriarty of Gold Standard and Robert Slavik of Ruby Creek.
   b. Breach of Agreement
      Should any Party breach this Agreement, the other Party must provide a written Notice of such breach giving the offending Party 30 days to remedy the breach. If the Breach is not remedied within 30 days then the Parties agree to seek arbitration in the State of New York prior to any court action.

7. Applicable Law
   This Agreement is subject to the laws of the State of New York and the United States of America.

RUBY CREEK
RESOURCES

750 3rd Ave., 11th Floor
New York, NY USA 10017
+1 212.679.5711
www.rubycreekresources.com

6th Floor, Amani Place, Ohio St.
Dar es Salaam, Tanzania
+255.774.634.777
info@rubycreekresources.com

8. Attachments;
    a. Schedule A - Equipment Description
    b. Schedule B - MOD Purchases spreadsheet

We, the undersigned, agree to the terms and spirit of this Purchase Agreement and acknowledge that we have authority to enter into this Agreement.

For Gold Standard Ltd.

Robert J. Moriarty, President

For Ruby Creek Resources, Inc.

Robert Slavik, President and Director

For Gold Standard Tanzania Ltd.

Robert J. Moriarty

RUBY CREEK
RESOURCES

750 3rd Ave., 11th Floor
New York, NY USA 10017
+1.212.679.5711
www.rubycreekresources.com

6th Floor, Amani Place, Ohio St.
Dar es Salaam, Tanzania
+255.774.634.777
info@rubycreekresources.com

Attachments

Schedule A - Equipment Description

Schedule B - MOD Purchases spreadsheet